APRIL 30, 2019

SUMMARY PROSPECTUS

BlackRock Funds III  |  Investor A and Institutional Shares

➢	BlackRock LifePath® Index Retirement Fund

Investor A: LIRAX • Institutional: LIRIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements), reports to shareholders and other information about the Fund, including the Fund’s statement of additional information, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 30, 2019, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call: (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock LifePath® Index Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Index Retirement Fund (“LifePath Index Retirement Fund” or the “Fund”), a series of BlackRock Funds III (the “Trust”), is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Index Retirement Fund will be broadly diversified across global asset classes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of LifePath Index Retirement Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Investor A Shares	Institutional Shares
Management Fee[1]	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.11%	0.10%
Administration Fees	0.03%	0.03%
Miscellaneous Other Expenses[2,3]	0.08%	0.07%
Acquired Fund Fees and Expenses[3]	0.06%	0.06%
Total Annual Fund Operating Expenses[3]	0.47%	0.21%
Fee Waivers and/or Expense Reimbursements[4]	(0.07)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	0.40%	0.15%

[1]

The fees and expenses shown in the table and the example that follows include both the expenses of LifePath Index Retirement Fund and LifePath Index Retirement Fund’s share of the allocated expenses of LifePath® Index Retirement Master Portfolio (the “Master Portfolio”). Management fees are paid by the Master Portfolio.

[2]	Miscellaneous Other Expenses have been restated to reflect current fees.

[3]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which do not include Acquired Fund Fees and Expenses or the restated Miscellaneous Other Expenses.

[4]

As described in the “Management of the Funds” section of the prospectus beginning on page 151, BlackRock Fund Advisors (“BFA”), the investment manager for the Master Portfolio, and BlackRock Advisors, LLC (“BAL”), the administrator for the Fund, have contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.34% (for Investor A Shares) and 1.09% (for Institutional Shares) through April 30, 2029. In addition, BFA and BAL have contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.34% (for Investor A Shares) and 0.09% (for Institutional Shares) through April 30, 2021. The Fund may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. These contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of LifePath Index Retirement Fund.

Example:

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$41	$136	$249	$578
Institutional Shares	$15	$55	$106	$256

Portfolio Turnover:

The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Master Portfolio’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

LifePath Index Retirement Fund is a “feeder” fund that invests all of its assets in the Master Portfolio, a series of Master Investment Portfolio (“MIP”) with a substantially identical investment objective, which allocates and reallocates its assets among a combination of equity and bond index funds and money market funds (the “Underlying Funds”) in proportions based on its own comprehensive investment strategy. All investments are made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Portfolio. For simplicity, this prospectus uses the name of the Fund or the term “Fund” (as applicable) to include the Master Portfolio.

LifePath Index Retirement Fund seeks to provide for retirement outcomes based on quantitatively measured risk. BFA employs a multi-dimensional approach to assess risk for LifePath Index Retirement Fund and to determine LifePath Index Retirement Fund’s allocation across asset classes. As part of this multi-dimensional approach, BFA aims to quantify risk using proprietary risk measurement tools that, among other things, analyze historical and forward-looking securities market data, including risk, asset class correlations, and expected returns. Under normal circumstances, the Fund intends to invest primarily in affiliated open-end index funds and affiliated exchange-traded funds (“ETFs”).

LifePath Index Retirement Fund will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in its custom benchmark index, the LifePath Index Retirement Fund Custom Benchmark. LifePath Index Retirement Fund is designed for investors expecting to retire or to begin withdrawing assets now or in the near future. The Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Fund’s custom benchmark index. As of March 31, 2019, the Fund held approximately 40% of its assets in Underlying Funds designed to track particular equity indexes, 60% of its assets in Underlying Funds designed to track particular bond indexes and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging market securities, below investment-grade bonds and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a currency or an index, when seeking to match the performance of a particular market index. The Fund and certain Underlying Funds may also lend securities with a value up to 33 1⁄3% of their respective total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Factors such as fund classifications, historical risk and performance, and the relationship to other Underlying Funds in the Fund are considered when selecting Underlying Funds. The specific Underlying Funds selected for the Fund are determined at BFA’s discretion and may change as deemed appropriate to allow the Fund to meet its investment objective. See the “Details About the Funds — Information About the Underlying Funds” section of the prospectus for a list of the Underlying Funds, their classification into equity, fixed income or money market funds and a brief description of their investment objectives and primary investment strategies.

The Fund’s selection of Underlying Funds that track equity indexes may be further diversified by style (including both value and growth), market capitalization (including both large cap and small cap), region (including domestic and international (including emerging markets)) or other factors. The Fund’s selection of Underlying Funds that track fixed-income indexes may be further diversified by sector (including government, corporate, agency, and other sectors), duration (a calculation of the average life of a bond which measures its price risk), credit quality (including non-investment grade debt or junk bonds), geographic location (including U.S. and foreign-issued securities), or other factors. The percentage allocation to the various styles of equity and fixed-income Underlying Funds is determined at the discretion of the investment team and can be changed to reflect the current market environment. Because the Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the Fund’s risk profile.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in LifePath Index Retirement Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund. References to the Fund in the description of risks below may include the Underlying Funds in which the Master Portfolio invests, as applicable.

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Allocation Risk — The Fund’s ability to achieve its investment objective depends upon the Fund’s asset class allocation and the mix of Underlying Funds. There is a risk that the asset class allocation or the combination of Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

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Concentration Risk — To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

∎	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

∎	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

∎	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

∎	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

∎	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

∎	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

∎	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

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Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while an Underlying Fund that is an index fund will attempt to track its underlying index as closely as possible, it will tend to underperform the underlying index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

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Index-Related Risk — There is no guarantee that an Underlying Fund’s investment results will have a high degree of correlation to those of its underlying index or that the Underlying Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on an Underlying Fund’s ability to adjust its exposure to the required levels in order to track its underlying index. Errors in index data, index computations or the construction of an underlying index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on an Underlying Fund and its shareholders.

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Indexed and Inverse Securities Risk — Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

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Investments in Mutual Funds and ETFs Risk — Because the Fund invests substantially all of its assets in Underlying Funds, its investment performance is related to the performance of the Underlying Funds. The Fund may also directly invest in ETFs. The Fund’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Management Risk — As an Underlying Fund may not fully replicate its underlying index, it is subject to the risk that the Underlying Fund’s investment manager’s investment strategy may not produce the intended results.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

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REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. A passively managed ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

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Retirement Income Risk — The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses; this will depend on the amount of money you have invested in the Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

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Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

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Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

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Tracking Error Risk — Tracking error is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities and other instruments held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value), differences in transaction costs, an Underlying Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to an underlying index or the costs to an Underlying Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an Underlying Fund incurs fees and expenses, while its underlying index does not.

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Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how LifePath Index Retirement Fund’s performance has varied year by year and provides some indication of the risks of investing in LifePath Index Retirement Fund. The average annual total returns table compares the performance of LifePath Index Retirement Fund to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the LifePath Index Retirement Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index, which are representative of the asset classes in which LifePath Index Retirement Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indexes in the LifePath Index Retirement Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of LifePath Index Retirement Fund’s asset allocation strategy. The returns of the LifePath Index Retirement Fund Custom Benchmark shown in the average annual total returns table are not recalculated or restated when they are adjusted to reflect LifePath Index Retirement Fund’s asset allocation strategy but rather reflect the LifePath Index Retirement Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 28, 2014, LifePath Index Retirement Fund changed its target asset allocation to target higher levels of equity exposure. Performance for the periods shown prior to November 28, 2014 is based on the prior target asset allocation. To the extent that dividends and distributions have been paid by LifePath Index Retirement Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. How LifePath Index Retirement Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. The table includes all applicable fees. If BFA, BAL and their affiliates had not waived or reimbursed certain LifePath Index Retirement Fund expenses during these periods, LifePath Index Retirement Fund’s returns would have been lower. Updated information on LifePath Index Retirement Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

LifePath Index Retirement Fund

As of 12/31

During the periods shown in the bar chart, the highest return for a quarter was 4.83% (quarter ended March 31, 2012) and the lowest return for a quarter was –4.88% (quarter ended December 31, 2018).

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	Since Inception (May 31, 2011)
LifePath Index Retirement Fund — Investor A Shares
Return Before Taxes	(3.80)%	3.28%	4.18%
Return After Taxes on Distributions	(4.50)%	2.46%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares	(2.12)%	2.26%	3.02%
LifePath Index Retirement Fund — Institutional Shares
Return Before Taxes	(3.55)%	3.55%	4.44%
LifePath Index Retirement Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	(3.47)%	3.72%	4.60%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	2.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional Shares will vary.

Investment Adviser

The Master Portfolio’s investment manager is BlackRock Fund Advisors (previously defined as “BFA”).

Portfolio Managers

Name	Portfolio Manager of the Master Portfolio Since	Title

Matthew O’Hara, PhD, CFA	2016	Managing Director of BlackRock, Inc.

Alan Mason	2011	Managing Director of BlackRock, Inc.

Greg Savage, CFA	2018	Managing Director of BlackRock, Inc.

Amy Whitelaw	2011	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares, you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BFA and its affiliates) (each a “Financial Intermediary”), or, if you hold your shares through BlackRock, Inc. or its affiliates (collectively, “BlackRock”), you should contact BlackRock by phone at (800) 441-7762, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A Shares	Institutional Shares
Minimum Initial Investment

$1,000 for all accounts except:

•  $50, if establishing an Automatic Investment Plan.

•  There is no investment minimum for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs).

•  There is no investment minimum for certain fee-based programs.

There is no minimum initial investment for:

•  Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

•  Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.

$2 million for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.

$1,000 for:

•  Clients investing through Financial Intermediaries that offer such shares on a platform that charges a transaction based sales commission outside of the Fund.

•  Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer Institutional Shares, and the family members of such persons.

Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	No subsequent minimum.

Tax Information

Different income tax rules apply depending on whether you are invested through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code. If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to U.S. federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-07332 SPRO-LPINDRET-0419